Exhibit 10.2

FIRST AMENDMENT, dated as of March 6, 2007 (this “Amendment”), to the Amended and Restated Series 2006-2 Indenture Supplement, dated as of December 1, 2006 (the “Indenture Supplement”), among Chesapeake Funding LLC (the “Issuer”), PHH Vehicle Management Services, LLC, as administrator (the “Administrator”), the several commercial paper conduits listed on Schedule I thereto (the “CP Conduit Purchasers”), the banks party thereto with respect to each CP Conduit Purchaser (the “APA Banks”), the agent banks party thereto with respect to each CP Conduit Purchaser (the “Funding Agents”), JPMorgan Chase Bank, N.A., in its capacity as administrative agent (the “Administrative Agent”) for the CP Conduit Purchasers, the APA Banks and the Funding Agents, and The Bank of New York, as Indenture Trustee (the “Indenture Trustee”), to the Base Indenture, dated as of March 7, 2006 (the “Base Indenture”), between the Issuer and the Indenture Trustee pursuant to which the Series 2006-2 Investor Notes were issued to the CP Conduit Purchasers.

W I T N E S S E T H:

WHEREAS, the Issuer has requested, and, upon this Amendment becoming effective, the Issuer, the Administrator and the Indenture Trustee have agreed and the Series 2006-2 Required Investor Noteholders have consented, that certain provisions of the Indenture Supplement be amended in the manner provided for in this Amendment.

NOW, THEREFORE, the parties hereto hereby agree as follows:

1.  Defined Terms. All capitalized terms defined in Schedule 1 to the Base Indenture or the Indenture Supplement and used herein shall have the meanings given to them therein.

2.  Amendment to Article 4 of the Indenture Supplement. Article 4 of the Indenture Supplement is hereby amended by deleting clause (v) thereof and inserting the following new clause (v) in lieu thereof:

“(v) the failure on the part of the Administrator to (i) deliver to the Indenture Trustee, the Administrative Agent and each Funding Agent the financial statements of PHH and its consolidated subsidiaries for the fiscal quarters ended March 31, 2006, June 30, 2006 and September 30, 2006 and the certificates required to be furnished together therewith pursuant to Section 8.3(d) on or prior to December 29, 2006 or such later date as may be agreed to in writing by the lenders party to the PHH Credit Agreement for delivery of such financial statements and certificates pursuant to Sections 5.1(b) and (c) of the PHH Credit Agreement, (ii) deliver to the Indenture Trustee, the Administrative Agent and each Funding Agent a letter of independent certified public accountants of recognized national standing concerning the results of agreed upon procedures pursuant to Section 8.3(e) that is in form and substance reasonably satisfactory to the Series 2006-2 Required Investor Noteholders or (iii) duly to observe or perform in any material respect any other covenants or agreements of the Administrator set forth in the Base Indenture or this Indenture Supplement, which failure continues unremedied for a period of 30 days after there shall have been given to the Administrator by the Indenture Trustee or the Administrator and the Indenture Trustee by any Series 2006-2 Investor Noteholder, written notice specifying such default and requiring it to be remedied;”

3.  Amendments to Article 8. Article 8 of the Indenture Supplement is hereby amended by deleting subsections (e) and (f) of Section 8.3 thereof, inserting the following new subsection (e) in lieu thereof and redesignating existing Sections 8.3(g), (h) and (i) as Sections 8.3(f), (g) and (h), respectively:

“(e) it shall provide to the Indenture Trustee, the Administrative Agent and each Purchaser Group, no later than March 30, 2007 and, thereafter, in connection with the extension of the Scheduled Expiry Date with respect to any Purchaser Group, no later than sixty days prior to such Scheduled Expiry Date, a letter of independent certified public accountants of recognized national standing, addressed to the members of such Purchaser Group, and dated a date that is reasonably satisfactory to the Series 2006-2 Required Investor Noteholders, in form and substance reasonably satisfactory to the Series 2006-2 Required Investor Noteholders, concerning the agreed upon procedures performed in respect of the Origination Trust Assets allocated to the Lease SUBI Portfolio described on Exhibit D; provided, however, that delivery of any such letter to the Indenture Trustee, the Administrative Agent or any member of a Purchaser Group may be conditioned on receipt by such independent certified public accountants of a letter substantially in the form of Exhibit E from the Indenture Trustee, the Administrative Agent or such member of a Purchaser Group, respectively;”

4.  Replacement of Exhibits D and E. The Indenture Supplement is hereby amended by deleting the existing Exhibits D and E thereto and replacing them with new Exhibits D and E in the forms of Schedules A and B to this Amendment.

5.  Conditions to Effectiveness. This Amendment shall become effective on March 6, 2007 (the “Amendment Effective Date”), if each of the following conditions precedent shall have been satisfied on or prior to such day:

(a)  The Administrative Agent shall have received, with a copy for each Funding Agent, this Amendment duly executed and delivered by the Issuer, the Administrator and the Indenture Trustee;

(b)  The representations and warranties of the Issuer and VMS contained in the Transaction Documents to which each is a party shall be true and correct in all material respects as of the Amendment Effective Date as if made as of the Amendment Effective Date; and

(c)  The Indenture Trustee and the Administrative Agent shall have received the Consent of Purchaser Groups in the form of Exhibit A to this Amendment, duly executed by the Issuer, the CP Conduit Purchasers, the APA Banks and the Administrative Agent.

6.  Miscellaneous.

(a)  Payment of Expenses. The Issuer agrees to pay or reimburse the Indenture Trustee, the Administrative Agent, the CP Conduit Purchasers, the APA Banks and the Funding Agents for all of their respective out-of-pocket costs and reasonable expenses incurred in connection with this Amendment, including, without limitation, the reasonable fees and disbursements of their respective counsel.

(b)  No Other Amendments; Confirmation. Except as expressly amended, modified and supplemented hereby, the provisions of the Indenture Supplement are and shall remain in full force and effect.

(c)  Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

(d) Counterparts. This Amendment may be executed in two or more counterparts (and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument. A set of the copies of this Amendment signed by all the parties shall be lodged with the Indenture Trustee. This Amendment may be delivered by facsimile transmission of the relevant signature pages hereof.

IN WITNESS WHEREOF, the Issuer, the Administrator and the Indenture Trustee have caused this Amendment to be duly executed by their respective officers as of the day and year first above written.

CHESAPEAKE FUNDING LLC

By: /s/ Mark E. Johnson
Name: Mark E. Johnson
Title: Vice President & Treasurer

PHH VEHICLE MANAGEMENT SERVICES, LLC

By: /s/ Mark E. Johnson
Name: Mark E. Johnson
Title: Vice President & Treasurer

THE BANK OF NEW YORK, as successor Indenture Trustee

By: /s/ Gregory K. Weachock
Name: Gregory K. Weachock
Title: Assistant Treasurer

EXHIBIT A
TO FIRST AMENDMENT
TO INDENTURE SUPPLEMENT

Consent of Purchaser Groups

Reference is made to (i) that certain Amended and Restates Series 2006-2 Indenture Supplement, dated as of December 1, 2006 (as amended or supplemented, the “Indenture Supplement”), among Chesapeake Funding LLC (the “Issuer”), PHH Vehicle Management Services, LLC, as administrator (the “Administrator”), the several commercial paper conduits listed on Schedule I thereto (the “CP Conduit Purchasers”), the banks party thereto with respect to each CP Conduit Purchaser (the “APA Banks”), the agent banks party thereto with respect to each CP Conduit Purchaser (the “Funding Agents”), JPMorgan Chase Bank, N.A., in its capacity as administrative agent (the “Administrative Agent”) for the CP Conduit Purchasers, the APA Banks and the Funding Agents, and The Bank of New York, as Indenture Trustee (the “Indenture Trustee”), to the Base Indenture, dated as of March 7, 2006 between the Issuer and the Indenture Trustee pursuant to which the Series 2006-2 Investor Notes were issued to the CP Conduit Purchasers, (ii) that certain First Amendment to the Indenture Supplement, dated as of March 6, 2007 (the “First Amendment to the Indenture Supplement”), among the Issuer, the Administrator and the Indenture Trustee and (iii) that certain First Amendment to the Amended and Restated Sold SUBI Supplement 1999-1 to Amended and Restated Servicing Agreement, dated March 6, 2007 (the “First Amendment to the Servicing Supplement”), among the Origination Trust, the SUBI Trustee, Holdings, VMS and the Servicer, in the form of Annex A hereto. All capitalized terms defined in the Indenture Supplement and used herein shall have the meanings given to them therein.

The undersigned hereby consent to the execution, delivery and performance of the First Amendment to the Indenture Supplement and the First Amendment to the Servicing Supplement by the parties thereto.

Dated: March 6, 2007

CHESAPEAKE FUNDING LLC

By:
Name:
Title:

JPMORGAN CHASE BANK, N.A., as Administrative Agent

By:
Name:
Title:

PARK AVENUE RECEIVABLES COMPANY, LLC, as a CP Conduit Purchaser

By: JPMorgan Chase Bank, N.A., its attorney-in-fact

By:
Name:
Title:

JPMORGAN CHASE BANK, N.A., as an APA Bank

By:
Name:
Title:

VARIABLE FUNDING CAPITAL COMPANY LLC, as a CP Conduit Purchaser

By: WACHOVIA CAPITAL MARKETS, LLC,
As Attorney-in-Fact

By:
Name:
Title:

WACHOVIA BANK, NATIONAL ASSOCIATION, as an APA Bank

By:
Name:
Title:

YC SUSI TRUST, as a CP Conduit Purchaser

By: Bank of America, National Association, as Administrative Trustee

By:
Name:
Title:

BANK OF AMERICA, NATIONAL ASSOCIATION, as an APA Bank

By:
Name:
Title:

SARATOGA FUNDING CORP. LLC, as a CP Conduit Purchaser

By: ______________________________________
Name:
Title:

DEUTSCHE BANK AG, NEW YORK BRANCH,
As an APA Bank and a Funding Agent

By: ______________________________________
Name:
Title:

By: ______________________________________
Name:
Title:

LIBERTY STREET FUNDING CORPORATION, as a CP Conduit Purchaser

By:
Name:
Title:

THE BANK OF NOVA SCOTIA, as an APA Bank

By:
Name:
Title:

PARADIGM FUNDING, LLC, as a CP Conduit Purchaser

By: ______________________________________
Name:
Title:

WESTLB AG, New York Branch, as an APA Bank

By:
Name:
Title:

By:
Name:
Title:

CHARTA, LLC, as a CP Conduit Purchaser
By: CITICORP NORTH AMERICA, INC.,
As Attorney-in-Fact

By: ____________________________
Name:
Title:

CITIBANK, N.A., as an APA Bank

By: ____________________________
Name:
Title:

CITICORP NORTH AMERICA, INC., as a Funding Agent

By:
Name:
Title:

SHEFFIELD RECEIVABLES CORPORATION, as a CP Conduit Purchaser

By: ______________________________________
Name:
Title:

BARCLAYS BANK PLC, as an APA Bank and as a Funding Agent

By: ______________________________________
Name:
Title:

ATLANTIC ASSET SECURITIZATION LLC, as a CP Conduit Purchaser

By:
Name:
Title:

By:
Name:
Title:

CALYON New York Branch, as an APA Bank

By:
Name:
Title:

By:
Name:
Title:

ANNEX A
TO CONSENT OF
PURCHASER GROUPS

AMENDMENT NO. 1

DATED AS OF MARCH 6, 2007

TO

AMENDED AND RESTATED SOLD SUBI SUPPLEMENT 1999-1

TO SERVICING AGREEMENT

AMONG

D.L. PETERSON TRUST,

CHESAPEAKE FINANCE HOLDINGS LLC,

WILMINGTON TRUST COMPANY,

AS SUBI TRUSTEE

AND

PHH VEHICLE MANAGEMENT SERVICES, LLC, AS SERVICER

DATED AS OF MARCH 7, 2006

AMENDMENT NO. 1, dated as of March 6, 2007 (the “Amendment”), to Amended and Restated Sold SUBI Servicing Supplement 1999-1 to Servicing Agreement, dated as of March 7, 2006, among D.L. Peterson Trust, a Delaware statutory trust (the “Origination Trust”), Chesapeake Finance Holdings LLC, a Delaware limited liability company (“Holdings”), Wilmington Trust Company, a Delaware banking corporation, not in its individual capacity but solely as a SUBI Trustee (the “SUBI Trustee”), and PHH Vehicle Management Services, LLC, a Delaware limited liability company (“VMS”), as Servicer.

W I T N E S S E T H:

WHEREAS, Holdings, the Origination Trust, VMS and the SUBI Trustee are parties to the Amended and Restated Sold SUBI Supplement 1999-1 to Servicing Agreement, dated as of March 7, 2006 (the “Servicing Supplement”);

WHEREAS, Holdings, the Origination Trust, VMS and the SUBI Trustee desire to amend certain terms of the Servicing Supplement; and

WHEREAS, Holdings, the Origination Trust, VMS and the SUBI Trustee have duly authorized the execution and delivery of this Amendment.

NOW, THEREFORE, for and in consideration of the premises, and other good and valuable consideration the receipt and sufficiency of which are acknowledged, it is mutually covenanted and agreed, that the Servicing Supplement be amended and supplemented as follows:

1. Certain Defined Terms. Certain capitalized terms used herein, and not defined herein, shall have the respective meanings assigned to such terms in the Servicing Supplement, as the same may be amended, supplemented or otherwise modified from time to time.

2. Amendment to Section 8.2 of the Servicing Supplement  Section 8.2 of the Servicing Supplement is hereby replaced in its entirety by the following:

“The Servicer shall cause Deloitte & Touche LLP or another firm of nationally recognized independent certified public accountants, who may also render other services to the Servicer, to deliver to Holdings, the Issuer, the Indenture Trustee and each Rating Agency on or before March 31 of each year concerning the 12-month period ended December 31 of the preceding year, beginning March 31, 2006, a report to the effect that such firm has examined the assertion of the Servicer’s management as to its compliance with the servicing requirements set forth in Article II of the Servicing Agreement with respect to such 12- month (or other) period and that (A) such examination was made in accordance with standards established by the American Institute of Certified Public Accountants, and (B) except as described in the report, management’s assertion is fairly stated in all material respects. The report will also indicate that the firm is independent of the Servicer within the meaning of the Code of Professional Ethics of the American Institute of Certified Public Accountants.

3. Duplicate Originals. The parties may sign any number of copies of this Amendment. One signed copy is enough to prove this Amendment.

4. Ratification and Effect  The Servicing Supplement, as amended and supplemented by this Amendment, is in all respects ratified and confirmed, shall continue to be in full force and effect, and shall be read, taken and construed as one and the same instrument.

5. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

6. Headings. The various headings in this Amendment are for purposes of reference only and shall not affect the meaning or interpretation of any provision of this Amendment.

7. Counterparts. This Amendment may be executed in two or more counterparts, and by different parties on separate counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument.

8. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Amendment shall for any reason whatsoever be held invalid, then such covenants, agreements, provisions or terms shall be deemed enforceable to the fullest extent permitted, and if not so permitted, shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Amendment and shall in no way affect the validity or enforceability of the other provisions of this Amendment.

IN WITNESS WHEREOF, the Origination Trust, Holdings, VMS and the SUBI Trustee have caused this Amendment to be duly executed by their respective duly authorized officers as of the day and year first written above.

D.L. PETERSON TRUST

By: Wilmington Trust Company, not in its individual capacity but solely as Delaware Trustee

By:
Name:
Title:

WILMINGTON TRUST COMPANY, not in its individual capacity but solely as SUBI Trustee

By:
Name:
Title:

PHH VEHICLE MANAGEMENT SERVICES, LLC

By:
Name:
Title:

CHESAPEAKE FINANCE HOLDINGS LLC

By:
Name:
Title: